BOULDER TOTAL RETURN FUND, INC.
QUARTERLY REPORT

Dear Shareholder:

     The stock markets continue to gyrate wildly and the Boulder Total Return Fund continues to seek and make value-type investments with the intent of producing, over the long run, high total return.

     As of February 29, the Fund had 31.6% of its assets invested in common stocks, with the remaining assets in preferred stock and cash. Ultimately, the Fund will likely have more than half its assets in common stocks. However, it's uncertain exactly what percentage the Fund will invest in commons, or what progress the Fund will have in such endeavors. Much will depend on the stock market, and on the availability of quality companies, at reasonable prices, with proven track records of earnings and the potential for increasing those earnings.

     For the Fund's fiscal quarter ending February 29, 2000, the total return on net asset value was -12.2%. Most of this decline was due to a decrease in the price of Berkshire Hathaway stock, now the Fund's largest position at approximately 25% of the Fund's assets. Stocks in the insurance and finance industries, in general, have been falling precipitously in the current market, which has allowed the Fund to buy Berkshire Hathaway, as well as several other stocks, at prices we perceive as cheap. Though not an "insurance" company per se, Berkshire Hathaway nonetheless owns GEICO Insurance and General Re Insurance, and therefore derives a significant portion of its income and its value from these companies. Because the Fund is diversified, the maximum it can invest in any one issuer is 25%, thus limiting future purchases of Berkshire Hathaway.

     Since approximately 25% of our fund's assets are invested in Berkshire Hathaway, it is important and interesting to analyze Mr. Buffett's 1999 annual shareholder letter and his comments about the company's current intrinsic value. While he normally writes with such clarity that anyone can understand his points, Mr. Buffett's discussion of Berkshire Hathaway's intrinsic value sounds a bit like an explanation from Alan Greenspan. Nevertheless, our interpretation is that, at $45,000 per share, Berkshire Hathaway is selling well below the company's intrinsic value "conservatively calculated". We believe this means that the company's market price is at least a 25% discount from its intrinsic value, making its intrinsic value in the neighborhood of $60,000. This puts our average cost of about $56,000 per share in a comfortable range. Needless to say, we would rather have bought at today's cheaper prices.

     Over the past few months, two different stock markets seem to have developed: first, the technology stocks in the NASDAQ, and second, just about everything else. The NASDAQ goes one way, and the Dow goes the other. Volatility in the market has soared. Value investing has been taking its licks and all the talk on Wall Street is about "the New Economy". The NASDAQ has produced some eye-popping returns in the internet and high tech sector.

     It also seems that two different types of investing are occurring here: one based on HOPE, and one based on EXPECTATIONS. While the valuations on some of these high tech and dot-com companies don't seem realistic, the valuations of some high quality companies that we are currently buying appear to us to be quite cheap. The companies in which the Fund owns stock already have earnings, and based on company and industry analysis, it is the adviser's expectation that future earnings will be even higher. We never dreamed we would be able to buy some of these companies as cheaply as we have, and we are really happy to be able to do so. We have not picked the bottom, and in fact the great companies we have bought have continued to get cheaper. We bought them at what we thought were reasonable prices and believe we will be glad we did a few years from now. We would rather buy these companies now, at what we perceive to be reasonable prices, than wait and hope they get cheaper. Doing so could cause us to miss out buying altogether if the stock price goes up. In the meantime the Fund's performance this quarter was poor and the Fund has substantial unrealized losses in some stocks. Nevertheless, we are quite happy with the companies we have invested in, and are willing to wait and see what happens to their prices in the market over time. Remember, price is what you pay, and value is what you get. We are quite happy with the value we have gotten to date.

     Our recent experience is like walking through the mall and seeing an Armani suit on display for $1,200, knowing it's a high quality suit, knowing that many people will pay the $1,200 price tag, but not wanting it enough to pay full price. Then a few days later the same suit goes on sale at another store for 25% off and you buy it. It fits great, you look good in it, and it will wear well for many years. You are pleased to own it and would not have bought it had it not gone on sale. Then, a few days later you see the same suit at a "going-out-of-business" sale for 50% off. Although you now know you could have gotten it cheaper by waiting a few more days, you could not have known it at the time, and you still got the great suit you wanted for a bargain price. This is exactly where the Fund is with the common stocks purchased to date.

                          Sincerely,
                          [s/a SIGNATURE OMITTED]  [s/a SIGNATURE OMITTED]
                          Stephen C. Miller         Stewart R. Horejsi
                          PRESIDENT                 INVESTMENT MANAGER, SIA
February 29, 2000

--------------------------------------------------------------------------------
                          BOULDER TOTAL RETURN FUND, INC.

SUMMARY OF INVESTMENTS
FEBRUARY 29, 2000 (UNAUDITED)
-----------------------------
                                                                     PERCENT OF
                                                        VALUE         TOTAL NET
                                                       (000'S)         ASSETS
                                                       -------        --------
PREFERRED STOCKS AND SECURITIES
     Utilities ....................................   $  37,858          20.2%
     Banking ......................................      15,634           8.3
     Financial Services ...........................      17,021           9.1
     REITS ........................................       3,494           1.9
     Miscellaneous Industries .....................       8,951           4.8
                                                       --------         -----
         Total Preferred Stocks and Securities ....      82,958          44.3

COMMON STOCKS
     Utilities ....................................         187           0.1
     Diversified ..................................      45,975          24.5
     Insurance ....................................       1,785           1.0
     Financial Services ...........................       6,567           3.5
                                                       --------         -----
         Total Common Stocks ......................      54,514          29.1

INVESTMENT COMPANIES
     Closed End ...................................       4,773           2.5
                                                       --------         -----
         Total Investment Companies ...............       4,773           2.5
REPURCHASE AGREEMENT ..............................      21,912          11.7
PURCHASED PUT OPTIONS .............................         604           0.3
U.S. TREASURY BILLS ...............................      29,751          15.9
                                                       --------         -----
TOTAL INVESTMENTS .................................     194,512         103.8
OTHER ASSETS AND LIABILITIES (NET) ................      (7,077)         (3.8)
                                                       --------         -----
         TOTAL NET ASSETS .........................    $187,435         100.0%
                                                       ========         =====

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                               DIVIDEND          NET ASSET           NYSE         REINVESTMENT
                                                 PAID              VALUE         CLOSING PRICE      PRICE (1)
                                               ---------         --------        -------------     ----------
December 31, 1999 ...................           $0.077            $12.99           $9.6875          $9.78
January 31, 2000 ....................            0.000             12.44            9.5625            n/a
February 29, 2000 ...................            0.000             11.63            8.8125            n/a

-------------------
 (1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------

                          BOULDER TOTAL RETURN FUND, INC.


                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                THREE MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)
                                ------------------------------------------------
OPERATIONS:
     Net investment income ...................................  $  2,159,980
     Net realized loss on investments sold ...................    (3,259,099)
     Net unrealized depreciation of investments during
       the period ............................................   (12,993,978)
                                                                ------------
         Net decrease in net assets from operations ..........   (14,093,097)

DISTRIBUTIONS:
     Dividends paid from net investment income to
       MMP* Shareholders .....................................    (1,355,987)
     Dividends paid from net investment income to Common
       Stock Shareholders ....................................      (725,101)
                                                                ------------
         Net decrease in net assets ..........................   (16,174,185)

NET ASSETS:
     Beginning of period .....................................   203,609,234
                                                                ------------
     End of period ...........................................  $187,435,049
                                                                ============


                                                         FINANCIAL HIGHLIGHTS(1)
                                THREE MONTHS ENDED FEBRUARY 29, 2000 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------
OPERATING PERFORMANCE:
     Net asset value, beginning of period ......................   $    13.32
                                                                   ----------
     Net investment income .....................................         0.23
     Net realized loss and unrealized depreciation
       of investments ..........................................        (1.73)
                                                                   ----------
     Net decrease in net asset value resulting from
       investment operations ...................................        (1.50)

DISTRIBUTIONS:
     Dividends paid from net investment income to
       MMP* Shareholders .......................................        (0.14)
     Dividends paid from net investment income to
       Common Stock Shareholders ...............................        (0.08)
     Change in accumulated undeclared dividends on
       MMP* Shareholders .......................................         0.03
                                                                   ----------
     Total distributions .......................................        (0.19)
                                                                   ----------
     Net asset value, end of period ............................   $    11.63
                                                                   ==========
     Market value, end of period ...............................   $   8.8125
                                                                   ==========
     Common shares outstanding, end of period ..................    9,416,743
                                                                   ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO
  COMMON STOCK SHAREHOLDERS:
     Net investment income .....................................         3.64%**
     Operating expenses ........................................         2.07%**

SUPPLEMENTAL DATA:
     Portfolio turnover rate ...................................          27%

----------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
  including MMP* ...............................................         1.25%**

(1) These tables summarize the three months ended February 29, 2000 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1999.
*   Money Market Cumulative Preferred [Trademark] Stock.
**  Annualized.

                                   DIRECTORS

                             Alfred G. Aldridge Jr.
                                Richard I. Barr
                                 James G. Duff
                               Stewart R. Horejsi
                               Stephen C. Miller

                                    OFFICERS

                               Stephen C. Miller
                                   President

                                 Carl D. Johns
                          Vice President and Treasurer

                              Laura C. Rhodenbaugh
                                   Secretary

                              Stephanie J. Kelley
                              Assistant Secretary

QUESTIONS CONCERNING YOUR
SHARES OF THE FUND?

  If your shares are held in a Brokerage Account contact your broker. If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Inc.

                                 P.O. Box 1376
                                Boston, MA 02104
                                 1-800-331-1710

  This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------
FROM SPECTRUM ASSET MANAGEMENT

     The quarter ending February 29, 2000 was an eventful one in the fixed income markets. The Fed continued on its tightening path, raising rates at the short end of the yield curve.

     Yields on Treasury Bills and on Treasury Notes out to five years rose about 50 basis points during the period as a result of the Fed's action and market expectations that the tightening is not over. Meanwhile, 30 year US Treasury Bonds rallied bringing yields down by 15 basis points. This was primarily due to the Treasury's announcement of a "buy back" of longer term debt made possible by the burgeoning government surpluses. The relatively unusual phenomenon of an inverted yield curve ensued with yields on 10 to 30 year Treasury Bonds falling below the rates available on bonds with 5 years or less left until maturity. In many ways, this development was unprecedented and created confusion in all long-dated markets for spread product, including preferreds. Throw in concerns over Y2K problems and a volatile stock market and it was certainly an interesting quarter.

     Unfortunately, preferred stocks have behaved somewhat similarly to "value" stocks during the last three months. Much of the market's focus has been diverted by the incredible occurrences in the technology and internet related stock market. Tax selling hurt prices in December as investors used preferreds to realize offsetting losses against gains in parts of the equity market. The market has been slow to recover from this selling even after the turn of the year. Pressure has been particularly acute in the dividends received deduction sector where, as you know, the Fund is reducing exposure. Despite strong fundamentals, such as high credit quality and historically attractive yield spreads, the "technicals" of supply and demand have hurt valuations. This problem may continue in the short run but yields above 9% on well managed, highly rated companies have already begun to attract attention. As with the value-oriented common stocks favored by the Fund's equity manager, our time will come. We strongly believe that the fundamentals will win out in the not too distant future and the preferred market will be back in favor.


[s/a SIGNATURE OMITTED]

Phil Jacoby,
VICE PRESIDENT, Spectrum Asset Management